UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2026 (January 16, 2026)

THE LGL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-00106	38-1799862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL	32804
(Address of Principal Executive Offices)	(Zip Code)

(407) 298-2000
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	LGL	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 16, 2026, the Board of Directors (the "Board") of The LGL Group, Inc. (the "Company"), upon recommendation of the Compensation Committee on December 19, 2025, approved changes to the compensation arrangements for Marc Gabelli, the Company's Executive Chairman of the Board.

The material terms of Mr. Gabelli's compensation arrangements are summarized below:
(i)	an annual base salary of $250,000, effective January 1, 2026, allocated equally among his roles at the Company, including as Executive Chairman, and subject to annual review by the Board;
(ii)
a grant of stock options to purchase 100,000 shares of the Company's common stock, par value $0.01 per share (the "Common Stock") under the Company's 2021 Incentive Plan (the "Plan"), with the following vesting schedule:

(a)	sixty percent (60%) vesting immediately upon grant;
(b)	twenty percent (20%) vesting on the first anniversary of the grant date; and
(c)	twenty percent (20%) vesting on the second anniversary of the grant date (the "100,000 Option Grant");
(iii)	eligibility to participate in the Company's benefit plans and perquisites generally available to its executive officers.

Also on January 16, 2026, the Board of the Company, upon recommendation of the Compensation Committee, approved a one-time equity award to Mr. Gabelli as summarized below:
(i)	a grant of stock options to purchase 50,000 shares of Common Stock under the Plan, vesting immediately (the "50,000 Option Grant");
(ii)	a grant of 50,000 shares of restricted Common Stock under the Plan, with the following vesting schedule:
(a)	one-third (1/3) vesting immediately upon grant;
(b)	one-third (1/3) vesting on the first anniversary of the grant date; and
(c)	one-third (1/3) vesting on the second anniversary of the grant date; and

The 100,000 Option Grant is subject to Mr. Gabelli's continued service to the Company on each applicable vesting date, has an exercise price equal to the fair market value of the Common Stock on the date of grant, and a contractual term of five (5) years from the grant date. The 50,000 Option Grant has an exercise price equal to 120% of the fair market value of the Common Stock on the date of grant and a contractual term of five (5) years from the grant date.

The foregoing description is qualified in its entirety by the terms of the applicable award agreements and the Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LGL GROUP, INC.
(Registrant)

Date: January 22, 2026	By:	/s/ Patrick Huvane
		Name:	Patrick Huvane
		Title:	Executive Vice President - Business Development